UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 21, 2025
Stellar Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-38280	20-8339782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
9 Greenway Plaza, Suite 110
Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
(713) 210-7600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	STEL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.Other Events.

As previously reported, Stellar Bancorp, Inc.’s (the “Company”) shareholders approved the Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan (the “Restated Plan”) at the Company’s Annual Meeting of Shareholders on May 21, 2025. The Company’s Board of Directors approved the Restated Plan on February 26, 2025 subject to the approval of the Company’s shareholders. The Restated Plan is an amendment and restatement of the Company’s 2022 Omnibus Incentive Plan (the “2022 Plan”). The Restated Plan (a) increased the number of shares of the Company’s common stock reserved for issuance under the 2022 Plan by an additional 1,100,000 shares (from 2,000,000 shares to 3,100,000 shares), and (b) makes certain other administrative changes.

The material terms of the Restated Plan are described in the Company’s definitive Proxy Statement, dated April 10, 2025 (the “Proxy Statement”), under the heading “Proposal 3. Approval of Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan,” which is incorporated herein by reference.

The foregoing description of the Restated Plan and the discussion of the terms and conditions of the Restated Plan contained in the Proxy Statement are both qualified in their entirety by reference to the full text of the Restated Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits. The following are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1	Amended and Restated Stellar Bancorp, Inc. 2022 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STELLAR BANCORP, INC.

Date: May 28, 2025	By:	/s/ Paul P. Egge
Paul P. Egge
Chief Financial Officer